UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 13, 2004

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19801 SW 72nd Avenue, Suite 250, Tualatin, Oregon		97062
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (503) 885-9699

Item 5. Other Events and Regulation FD Disclosure.

On February 13, 2004, Digimarc Corporation issued a press release in connection with a driver license contract awarded to it by the Road Traffic Safety Directorate of Latvia.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)                             Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation dated February 13, 2004 regarding the contract with the Road Traffic Safety Directorate of Latvia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION
Dated: February 17, 2004	By:	/s/ E.K. Ranjit
E.K. Ranjit, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Digimarc Corporation dated February 13, 2004 regarding the contract with the Road Traffic Safety Directorate of Latvia.